SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.    20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

January 24, 2008

TXCO Resources Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

777 E. Sonterra Blvd., Suite 350
San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 496-5300
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:  Departure of Directors or Certain Officers; Election of Directors; Appointment of
                   Certain Officers; Compensatory Arrangements of Certain Officers

On January 24, 2008, TXCO Resources Inc.'s (the "Company") Board of Directors (the "Board") approved new base salaries for its named executive officers and other officers.  The new annual base salaries, shown in the table below, are effective January 1, 2008.

Name and Position	New Base Salary

James J. Bookout Vice-President, Chief Operating Officer	$220,000

Gary S. Grinsfelder Vice-President Exploration	$220,000

M. Frank Russell Vice-President and General Counsel	$195,000

P. Mark Stark Vice-President, Treasurer and Chief Financial Officer	$235,000

Roberto R. Thomae Corporate Secretary and Vice-President Capital Markets	$195,000

The Board also approved grants of restricted stock to non-employee directors and certain executive officers of the Company and authorized James E. Sigmon to make additional grants of restricted common stock under the 2005 Incentive Plan to other employees.  Non-employee directors were granted 5,000 shares each that vest one year from the date of grant, except that Mr. Hewitt our newly appointed non-employee director was granted 40,000 shares that vest in three installments over a three-year period. Grants to directors and certain executive officers are shown in the following table.

Name and Position	Restricted Shares Granted	Vesting Schedule

Alan L. Edgar Director	5,000	All shares shall vest on January 24, 2009

Robert L. Foree Director	5,000	All shares shall vest on January 24, 2009

Dennis B. Fitzpatrick Director	5,000	All shares shall vest on January 24, 2009

James L. Hewitt Director	40,000	One-third of the shares shall vest on each of January 24 of 2009, 2010 and 2011.

Jon Michael Muckleroy Director	5,000	All shares shall vest on January 24, 2009

Michael J. Pint Director	5,000	All shares shall vest on January 24, 2009

James J. Bookout Vice President, Chief Operating Officer	10,000	One-third of the shares shall vest on each of January 24 of 2009, 2010 and 2011.

Gary S. Grinsfelder Vice-President Exploration	10,000	One-third of the shares shall vest on each of January 24 of 2009, 2010 and 2011.

M. Frank Russell Vice President and General Counsel	10,000	One-third of the shares shall vest on each of January 24 of 2009, 2010 and 2011.

P. Mark Stark Vice President, Treasurer and Chief Financial Officer	10,000	One-third of the shares shall vest on each of January 24 of 2009, 2010 and 2011.

Roberto R. Thomae Corporate Secretary and Vice President Capital Markets	10,000	One-third of the shares shall vest on each of January 24 of 2009, 2010 and 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

TXCO Resources Inc.

Dated: January 28, 2008	/s/ P. Mark Stark
P. Mark Stark
Chief Financial Officer
(Principal Accounting and Financial Officer)

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